UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GLOBAL PARTNER ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

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GLOBAL PARTNER ACQUISITION CORP.
1 Rockefeller Plaza, 11th Floor
New York, New York 10020

To the Stockholders of Global Partner Acquisition Corp.:

You are cordially invited to attend the 2016 annual meeting of stockholders (the “Annual Meeting”) of Global Partner Acquisition Corp. (the “Company”) to be held on Monday, December 19th, 2016 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 to consider and vote upon the following proposals:

1.	To elect two directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2018 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our Audit Committee of Withum Smith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2016; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND “FOR” THE RATIFICATION OF WITHUM SMITH+BROWN, PC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on November 15, 2016 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ William Kerr	/s/ Paul Zepf
Chairman of the Board of Directors	Chief Executive Officer and Director

This proxy statement is dated November 21, 2016
and is being mailed with the form of proxy on or shortly after November 22, 2016.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

GLOBAL PARTNER ACQUISITION CORP.
1 Rockefeller Plaza, 11th Floor
New York, New York 10020

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 19, 2016

To the Stockholders of Global Partner Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the 2016 annual meeting of stockholders (the “Annual Meeting”) of Global Partner Acquisition Corp., a Delaware corporation (the “Company”), will be held on Monday, December 19th, 2016 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, to consider and vote upon the following proposals:

1.	To elect two directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2018 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our Audit Committee of Withum Smith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2016; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on November 15, 2016 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: http://globalpartnerac.com/investor-information/annual-meeting.

By Order of the Board,

/s/ William Kerr	/s/ Paul Zepf
Chairman of the Board of Directors	Chief Executive Officer and Director

GLOBAL PARTNER ACQUISITION CORP.
1 Rockefeller Plaza, 11th Floor
New York, New York 10020

PROXY STATEMENT

2016 ANNUAL MEETING OF STOCKHOLDERS
To be held on Monday, December 19th, 2016, at 10:00 a.m., local time at the offices of Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Global Partner Acquisition Corp., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Monday, December 19th, 2016 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about November 22, 2016.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2016.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect two directors to serve as Class I directors on the Board until the 2018 annual meeting of stockholders or until their successors are elected and qualified; and

2.	To ratify the selection by our Audit Committee of Withum Smith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2016.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR” each nominee for Director and “FOR” the ratification of the selection of Withum as our independent registered public accounting firm.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $.0001 per share, as of the close of business on November 15, 2016 are entitled to vote at the Annual Meeting. As of the Record Date, there were 19,406,250 shares of our common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. On November 15, 2016, there were 19,406,250 shares of the Company’s common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 9,703,126 shares of common stock must be present at the Annual Meeting to constitute a quorum.

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How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.  If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint William Kerr, our Chairman, and Paul Zepf, our Chief Executive Officer and Director, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Kerr and Mr. Zepf to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

●	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

●	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By telephone, fax, or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

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Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, your shares may only be voted by your brokerage firm for Proposal Two.

Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposal One is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our Audit Committee of Withum as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 1 Rockefeller Plaza, 11th Floor, New York, NY, 10020, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominees and “FOR” the proposals being placed before our stockholders at the Annual Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who are the sponsors of the Company?

References throughout this proxy statement to our “sponsor” are to Global Partner Sponsor I LLC, a Delaware limited liability company, the sole managing member of which is Paul Zepf, our Chief Executive Officer and director, and whose other members include our directors, director nominees and advisors.

Who can help answer my questions?

You can contact our Chief Financial Officer and Secretary, Andrew Cook at (646) 756-2877 or by sending a letter to Mr. Cook at the offices of the Company at 1 Rockefeller Plaza, 11th Floor, New York, New York 10020 with any questions about the proposals described in this proxy statement or how to execute your vote.

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THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of Global Partner Acquisition Corp. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Monday, December 19th, 2016, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on Monday, December 19th, 2016, at 10:00 a.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

●	To elect two directors to serve as Class I directors on the Board until the 2018 annual meeting of stockholders or until their successors are elected and qualified; and

●	To ratify the selection by our Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2016.

Record Date, Voting and Quorum

Our Board fixed the close of business on November 15, 2016, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 19,406,250 shares of the Company’s common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

The holders of 9,703,125 shares of common stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock entitled to vote in the election directors is required to elect directors.

The approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the Chairman and the Chief Executive Officer to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Kerr and Mr. Zepf.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

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Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director and “FOR” the ratification of the selection of Withum as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Financial Officer and Secretary, Andrew Cook, at (646) 756-2877.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (Global Partner Acquisition Corp., 1 Rockefeller Plaza, 11th Floor, New York, NY 10020) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of Global Partner Acquisition Corp. as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at Global Partner Acquisition Corp., 1 Rockefeller Plaza, 11th Floor, New York, NY 10020. Our telephone number at such address is (646) 756-2877.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
William Kerr	75	Chairman
Paul Zepf	51	Chief Executive Officer and Director
Andrew Cook	54	Chief Financial Officer
Gary DiCamillo	65	Vice Chairman
Jeffrey Weiss	72	Director
Pano Anthos	58	Director

William Kerr has served as the chairman of our board of directors since our initial public offering. Since May 2013, Mr. Kerr has been a partner of Eaglepoint Advisors (“Eaglepoint”), a consulting firm that works primarily with middle-market retail, consumer goods, media, technology and industrial companies and their constituencies. From 1991 until January 2010, Mr. Kerr was Executive Vice President, Chief Operating Officer, Chief Executive Officer, Chairman and finally non-executive chairman of Meredith Corporation (NYSE: MDP) a diversified media company. From January 2010 through January 2013, Mr. Kerr served as Chief Executive Officer of Arbitron, Inc., a leading media and marketing services firm. He assumed this position from his role as an independent director when the company faced a managerial crisis, and led the sale of the company to Nielsen in September 2013. Mr. Kerr has served on the board of directors of each of The Interpublic Group, a marketing solutions provider, from 2006 to the present and Penton Media, an information services company, from 2006 to November 2016. Mr. Kerr has also served on the board of directors of Whirlpool Corporation, Maytag Corporation, Principal Financial Group and StorageTek. Earlier in his career, from 1973 to 1979 he was a consultant with McKinsey and from 1979 to 1991 a Vice President of The New York Times Company. Mr. Kerr holds an M.A. and M.B.A. from Harvard University; a B.A. and M.A. from Oxford University, where he was a Rhodes Scholar; and a B.A. from the University of Washington. Mr. Kerr is a member of our sponsor. He is well-qualified to serve on our board of directors due to his extensive operational, financial and management background.

Paul Zepf has served as our Chief Executive Officer since our inception. From February 2014 to June 2015, Mr. Zepf had been a managing director and Head of Strategic Initiatives at Golub Capital. Prior to joining Golub Capital, from March 2005 to February 2014, Mr. Zepf was a managing principal of Corporate Partners II Ltd, a Lazard-sponsored private equity fund formed to acquire significant stakes in public and private companies. The Corporate Partners funds focused on making privately negotiated minority stake and control investments in companies in need of capital for balance sheet repair, growth capital, or consolidations/acquisitions. Following the February 2009 spin-off of Corporate Partners from Lazard, Mr. Zepf also served as managing principal of Corporate Partners Management LLC until February 2014. Prior to that, from 2001 to 2009, he was also co-head of Lazard North American Private Equity, and, from 2001 to 2005, a managing director of Lazard LLC. Mr. Zepf was a managing principal of Lazard Alternative Investments from 2005 to 2009 and of Lazard Capital Partners from 2001 to 2009. Previously, from 1998 to 2001, Mr. Zepf was a managing director of Corporate Partners I and of Centre Partners, a middle market private equity firm. He started his career in the Merchant Banking Department at Morgan Stanley & Co. in 1987. Mr. Zepf has since 2006 been a member of the board of directors of Ironshore Ltd, a global specialty property casualty insurance company, and since June 2015 he has provided limited consulting services to an investment management company. Mr. Zepf has also served on the board of directors of BIH Holdings and CP Financial. Mr. Zepf received a B.A. and graduated with highest honors and Phi Beta Kappa from the University of Notre Dame. Mr. Zepf is the managing member of our sponsor. He is well-qualified to serve on our board of directors due to his extensive investing and financial background.

Andrew Cook has served as our Chief Financial Officer since our inception. Mr. Cook has been a director and audit committee chairman of Blue Capital Reinsurance Holdings Ltd (NYSE: BCRH) since September 2013. Since April 2015 he has also been a director and investment committee chairman of GreyCastle Life Reinsurance (SAC) Ltd. a Bermuda based entity that participates in the life reinsurance run-off space. He served as President of Alterra Bermuda Ltd. from October 2010 to June 2013, in addition to his position as EVP – Business Development. Previously, Mr. Cook served as Chief Financial Officer of Harbor Point Ltd. from 2006 until its merger with Max Capital Corp., the combination forming Alterra Capital Holdings Ltd, in May 2010. He also served from 2006 to 2010 as deputy chairman, President and Chief Financial officer of Harbor Point Re Ltd. While at Alterra, Mr. Cook was President and Chief Executive Officer of its New Point Limited reinsurance sidecar vehicles. From 2001 to 2006, Mr. Cook was the founding Chief Financial Officer of Axis Capital Holdings Ltd. Prior to that, he served as founding Senior Vice President and Chief Financial Officer of LaSalle Re Holdings, Ltd. Mr. Cook qualified as a Canadian Chartered Professional Accountant in 1986. Mr. Cook holds a BA from the University of Western Ontario. Mr. Cook is a member of our sponsor.

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Gary T. DiCamillo has served as our vice chairman of our board of directors since our initial public offering. Mr. DiCamillo has since January, 2010 been the managing partner of Eaglepoint Advisors, LLC, a privately held advisor to boards and chief executive officers in matters of strategy, organization and the management of business transition issues. Prior to that, he was the former president and chief executive officer of Advantage Resourcing (formerly known as RADIA International), a group of privately held technical, professional and commercial staffing companies based in Dedham, Massachusetts, from 2002 until August 2009. Previously, he was chairman and chief executive officer at the Polaroid Corporation from 1996 to 2002. He also has served as president of Worldwide Power Tools and Accessories at Black & Decker Corporation from 1986 to 1996 and before that as vice president/general manager for Culligan U.S.A., a division of Beatrice Corporation. He began his career in brand management at Procter & Gamble Co., followed by several years as a manager at McKinsey & Company. Mr. DiCamillo was elected as a director of Whirlpool Corporation (NYSE:WHR) in 1997. He has been chairman of its audit committee since April 2013. He is also is a board member of The Sheridan Group, Inc., a digital and analog printing company, where since 2009 he has chaired the audit committee; a board member of Pella Corp., a window and door manufacturer, from 1993 until 2007, then again from May 2010 until the present, where he has chaired the compensation committee since May 2015; a board member of Berkshire Manufactured Products Corp., a manufacturer of aircraft engine parts, from February 2011 to July 2015, where he chaired the audit committee since May 2012; a board member of Universal Trailer Corp., a manufacturer of horse, livestock and cargo trailers for farm, recreational, and commercial markets, since March 2011 and a board member of Select Staffing Corp., a commercial and specialty contract staffing company, since May 2014, where he has chaired the compensation committee since May 2014. He serves on the boards of trustees at Rensselaer Polytechnic Institute, the Museum of Science in Boston, Spoleto Festival USA and the Massachusetts Business Roundtable. Mr. DiCamillo is a graduate of Harvard Business School where he earned an MBA. He also holds a Bachelor of Science degree in Chemical Engineering from Rensselaer Polytechnic Institute. Mr. DiCamillo is a member of our sponsor. He is well-qualified to serve on our board of directors due to his extensive operational, financial and management background.

Jeffrey Weiss has served as one of our directors since our initial public offering. Mr. Weiss has been an investment banker and corporate executive at public and private companies for more than 30 years. Since May 2016, he has served as chairman of WFG Holdings, LLC, a consumer finance company. For 24 years, through June 2014, he was the founder, Chairman and Chief Executive Officer of DFC Global, an international financial services company with over $1.3 billion in revenues. In 1990, as a managing director in Bear Stearns’ merchant banking group, Mr. Weiss formed the predecessor to DFC to rollup US retail check cashing businesses. Mr. Weiss led the buyout of DFC in June 2014. In 1998, Mr. Weiss led the sale of DFC to Leonard Green Partners. DFC became a global provider of retail and internet financial services to the under-banked market, with revenues of more than $1.3 billion when sold to Lone Star Partners in June 2014. Mr. Weiss has also worked as a senior executive in industries ranging from publishing, air handling equipment, the foundry industry as well as financial services, in addition to having been the founding editor of Country Living magazine, an editor at Encyclopedia Britannica and Psychology Today magazine. Mr. Weiss graduated with a BA from Clark University and received a MS from the University of Chicago. Mr. Weiss is a member of our sponsor. He is well-qualified to serve on our board of directors due to his extensive operational, financial and management background.

Pano Anthos has served as one of our directors since our initial public offering. Since August 2015, Mr. Anthos has been the Managing Director of XRC Labs and XRC Fund, a retail and consumer goods technology accelerator based in New York City and co-sponsored by Parsons School of Design and Kurt Salmon. Since October 2011, Mr. Anthos has been a partner of Eaglepoint, running their digital transformation practice. He has over 25 years of technology Chief Executive Officer and founder experience, having built new businesses in B2B and B2C markets across Web, social, mobile and gaming platforms. Since November 2012, Mr. Anthos has also been a co-founder of GatherEducation, a virtual reality classroom platform that recreates the physical classroom online to enable great teachers to teach students on low bandwidth, 3G networks. From September 2010 to October 2011, Mr. Anthos founded and ran Guided Launch, an advisory firm that incubated startups in the media and advertising spaces. From 2007 to August 2010, Mr. Anthos founded Hangout Industries, the first virtual reality gaming platform on Facebook, leveraging real world fashion brands and partners such as Conde Nast, Steve Madden and Paige Denim to generate brand experiences for over its players. From 2003 to 2006, Mr. Anthos founded Pantero, a semantic web integration platform that major telecom and insurance companies use to integrate multiple disparate systems. From 1984 to 2001, Mr. Anthos co-founded and built Clearcross, a global logistics platform to manage cross border shipments for global manufacturers and e-commerce companies in over 20 countries. Mr. Anthos also served on the board of directors of FCA International. Mr. Anthos holds an MIA from Columbia University, was an International Fellow and holds a BA from the University of Delaware. Mr. Anthos is a member of our sponsor. He is well-qualified to serve on our board of directors due to his extensive operational and management background.

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Corporate Governance

Number and Terms of Office of Officers and Directors

Our board of directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The term of office of our Class I directors, consisting of Messrs. Anthos and Weiss, will expire at this Annual Meeting. The term of office of our Class II directors, consisting of Messrs. Zepf, Kerr and DiCamillo, will expire at the second annual meeting of stockholders.

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the board of directors.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: the Audit Committee and the Compensation Committee. Each of the standing committees of the Board of Directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2015:

●	the Board held one meeting and acted by unanimous written consent in lieu of a meeting four times;

●	two meetings of the Audit Committee were held; and

●	one meeting of the Compensation Committee was held.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director was a director during fiscal year ended December 31, 2015.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. In addition, our Board adopted a written charter for the Audit Committee. A copy of the Audit Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, 1 Rockefeller Plaza, 11th Floor, New York, New York 10020.

Messrs. DiCamillo, Kerr and Weiss serve as members of our audit committee. Mr. DiCamillo serves as chairman of the audit committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent. Messrs. DiCamillo, Kerr and Weiss are independent.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. DiCamillo qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

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●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The members of our compensation committee are Messrs. Weiss and Kerr. Mr. Weiss serves as Chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

We may pay a member of our management team and our advisors (or an entity affiliated with a member of our management team and our advisors) a fee for financial advisory services rendered in connection with our identification, negotiation and consummation of our initial business combination. The fee will only be payable upon the closing of our initial business combination, and may be paid out of the offering proceeds deposited in the trust account. The per-share amount distributed to any redeeming stockholders upon the completion of our initial business combination will not be reduced as a result of such fee. A majority of disinterested directors will determine the nature and amount of such fee, which will be based upon the prevailing market rate for similar services negotiated at arms’ length for such transactions at such time, but will in no event exceed $3,000,000 in the aggregate. Any such fee will also be subject to the review of our audit committee pursuant to the audit committee’s policies and procedures relating to transactions that may present conflicts of interest. No such fee will be payable to our Chief Executive Officer.

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The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

A copy of the Compensation Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, 1 Rockefeller Plaza, 11th Floor, New York, New York 10020.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Kerr, DiCamillo, Anthos and Weiss. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, Messrs. Kerr, DiCamillo, Anthos and Weiss are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders

Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

Gary DiCamillo

William Kerr
Jeffrey Weiss

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time.

The Board believes that, at this time, having a separate Chief Executive Officer and Chairman is the appropriate leadership structure for our company. This arrangement has allowed our Chairman to lead the Board, while our Chief Executive Officer has focused primarily on managing the operations of the Company and the search for a target for an initial business combination. The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility.

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

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Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2015 there were no delinquent filers.

Code of Ethics

We have adopted a code of ethics that applies to our officers and directors. We have filed copies of our code of ethics, our audit committee charter and our compensation committee charter as exhibits to our registration statement in connection with our initial public offering. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request to us.

Executive Compensation

None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Commencing on July 30, 2015 through the earlier of consummation of our initial business combination and our liquidation, we have paid our sponsor a total of $10,000 per month for office space, utilities and administrative services. Our sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by our compensation committee.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 15, 2016 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of our common stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Global Partner Sponsor I LLC (our sponsor)	3,881,250	20.0%
Paul Zepf (2)	3,881,250	20.0%
Andrew Cook (3)	—	—
William Kerr (4)	—	—
Gary DiCamillo (5)	—	—
Pano Anthos (6)	—	—
Jeffrey Weiss (7)	—	—
BlueMountain Capital Management, LLC (8)	1,200,000	6.2%
TD Asset Management Inc. (9)	1,295,300	6.7%
Capstone Investment Advisors, LLC (10)	1,000,000	5.2%
Davidson Kempner Capital Management LLC (11)	1,200,000	6.2%
Deutsche Bank AG (12)	1,031,205	5.3%
All directors and executive officers as a group (6 individuals)	3,881,250	20.0%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is currently 1 Rockefeller Center, 11th Floor, New York, New York 10020.
(2)	These shares represent the founder shares held by our sponsor. Paul Zepf, our Chief Executive Officer, is the sole managing member of our sponsor. Consequently, Mr. Zepf may be deemed the beneficial owner of the founder shares held by our sponsor and has sole voting and dispositive control over such securities. Mr. Zepf, through his holdings in our sponsor, has a pecuniary interest in 865,670 founder shares. In addition, 200,001 shares are held in the Zepf 1999 Descendants’ Trust, over which Mr. Zepf does not have voting or dispositive control.
(3)	Tomahawk International Holdings Limited, an affiliate of Mr. Cook, has a pecuniary interest in 293,687 founder shares through its holdings in our sponsor.
(4)	Mr. Kerr, through his holdings in our sponsor, has a pecuniary interest in 298,204 founder shares.
(5)	Mr. DiCamillo, through his holdings in our sponsor, has a pecuniary interest in 167,713 founder shares.
(6)	Mr. Anthos, through his holdings in our sponsor, has a pecuniary interest in 77,709 founder shares.
(7)	Mr. Weiss, through his holdings in our sponsor, has a pecuniary interest in 156,170 founder shares.
(8)	According to Amendment No. 1 to Schedule 13G filed on February 2, 2016 by BlueMountain Capital Management, LLC and Blue Mountain Credit Alternatives Master Fund L.P., BlueMountain Capital Management, LLC shares voting and dispositive power over 1,200,000 shares of common stock and Blue Mountain Credit Alternatives Master Fund L.P. shares voting and dispositive power over 858,326 shares of common stock. The address of the principal business office of each of the reporting persons is 280 Park Avenue, 12th Floor, New York, New York 10017.
(9)	According to a Schedule 13G filed on February 12, 2016 by TD Asset Management Inc. and TDAM USA Inc., TD Asset Management Inc. has sole voting and dispositive power over 1,295,300 shares of common stock and TDAM USA Inc. has sole voting and dispositive power over 2,000 shares of common stock. The address of the principal business office of each of the reporting persons is Canada Trust Tower, BCE Place, 161 Bay Street, 35th Floor, Toronto, Ontario, M5J 2T2.
(10)	According to a Schedule 13G filed on February 12, 2016 by Capstone Investment Advisors, LLC, the reporting person has sole voting and dispositive power over 1,000,000 shares of common stock. The address of the reporting person is 7 World Trade Center, 250 Greenwich Street, 30th Floor, New York, New York 10007.
(11)	According to a Schedule 13G filed with the SEC on August 10, 2015, Davidson Kempner Capital Management LLC shares voting and dispositive power with certain affiliated entities over 1,200,000 shares of common stock. Davidson Kempner Capital Management LLC acts as investment manager to each such affiliated entity and is responsible for the voting and investment decisions of each such affiliated entity. Messrs. Thomas L. Kempner, Jr. and Robert J. Brivio, Jr. are managing members of Davidson Kempner Capital Management LLC with voting and dispositive power over the shares held by Davidson Kempner Capital Management LLC and such affiliated entities. The address of the principal business office of each of reporting persons is 520 Madison Avenue, 12th Floor, New York, New York 10022.
(12)	According to a Schedule 13G filed on February 16, 2016 by Deutsche Bank AG, the reporting person has sole voting and dispositive power over 1,031,205 shares of common stock. The address of the principal place of business office of the reporting person is Taunusanlage 12, 60325 Frankfurt am Main, Federal Republic of Germany.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In May 2015, our sponsor purchased 3,881,250 founder shares for an aggregate purchase price of $25,000, or approximately $0.006 per share.

Our sponsor purchased 12,815,000 private placement warrants for a purchase price of $0.50 per warrant, or $6,407,500 in the aggregate, in a private placement transaction that occurred simultaneously with the closing of our initial public offering. Each private placement warrant entitles the holder to purchase one-half of one share of our common stock at $5.75 per share. Warrants may be exercised only for a whole number of shares of common stock. The private placement warrants (including the common stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

If any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that the fiduciary duties or contractual obligations of our executive officers will materially affect our ability to complete our business combination.

We have entered into an Administrative Services Agreement with our sponsor, pursuant to which we will pay a total of $10,000 per month for office space, utilities and administrative support.

We may pay a member of our management team and our advisors (or an entity affiliated with a member of our management team and our advisors) a fee for financial advisory services rendered in connection with our identification, negotiation and consummation of our initial business combination. The fee will only be payable upon closing of our initial business combination, and may be paid out of the offering proceeds deposited in the trust account. The per-share amount distributed to any redeeming stockholders upon the completion of our initial business combination will not be reduced as a result of such fee. A majority of disinterested directors will determine the nature and amount of such fee, which will be based upon the prevailing market rate for similar services negotiated at arms’ length for such transactions at such time, but will in no event exceed $3,000,000 in the aggregate. Any such fee will also be subject to the review of our audit committee pursuant to the audit committee’s policies and procedures relating to transactions that may present conflicts of interest. No such fee will be payable to our Chief Executive Officer.

Our sponsor, executive officers and directors and their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combination targets. Our independent directors will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Prior to our initial public offering, our sponsor provided an aggregate of $225,000 to us under an unsecured promissory note, to be used for a portion of the expenses of our initial public offering. These loans were non-interest bearing, unsecured and were repaid upon the closing of our initial public offering.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post-business combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

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We have entered into a registration rights agreement with respect to the founder shares and private placement warrants. The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, these holders have “piggy-back” registration rights to include such securities in other registration statements filed by us and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the costs and expenses of filing any such registration statements.

Our Audit Committee must review and approve any related person transaction we propose to enter into. Our Audit Committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of the company and our stockholders. A summary of such policies and procedures is as follows:

Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At each of its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction, and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

●	whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

●	whether there are business reasons for us to enter into the transaction;

●	whether the transaction would impair the independence of an outside director; and

●	whether the transaction would present an improper conflict of interest for any director or executive officer.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from voting on the approval of the transaction, but may, if so requested by the Chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

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PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL ONE — ELECTION OF TWO CLASS I DIRECTORS

Our amended and restated certificate of incorporation provides for a Board of Directors classified into two classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Messrs. Anthos and Weiss are nominated for election at this Annual Meeting of stockholders, as directors in Class I, to hold office until the annual meeting of stockholders in 2018, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of each nominee to serve as a Class I directors, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The two nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

15

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the Audit Committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2016. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2016, our Audit Committee intends to reconsider the selection of Withum as our independent registered public accounting firm.

Withum has audited our financial statements for the fiscal year ended December 31, 2015. A representative of Withum is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from stockholders. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees. Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees of Withum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the period from May 19, 2015 (date of inception) to December 31, 2015 totaled approximately $37,500. The aggregate fees of Withum related to audit services in connection with our initial public offering totaled approximately $37,500. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the period from May 19, 2015 (date of inception) to December 31, 2015, we did not pay Withum any audit-related fees.

Tax Fees. We expect to pay Withum approximately $2,500 for tax return services, planning and tax advice for the period from May 19, 2015 (date of inception) to December 31, 2015.

All Other Fees. We did not pay Withum for any other services for the year ended December 31, 2015.

Our Audit Committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our initial public offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our board of directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of Withum requires the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Withum as our independent registered public accounting firm.

16

OTHER MATTERS

Submission of Stockholder Proposals for the 2017 Annual Meeting

We anticipate that the 2017 annual meeting of stockholders will be held no later than December 31, 2017. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2017 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 1 Rockefeller Plaza, 11th Floor, New York, NY 10020 no later than July 24, 2017.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2017 Annual Meeting, assuming the meeting is held on or about December 19, 2017, notice of a nomination or proposal must be delivered to us no later than September 20, 2017 and no earlier than August 21, 2017. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 1 Rockefeller Plaza, 11th Floor, New York, NY 10020, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Global Partner Acquisition Corp., 1 Rockefeller Plaza, 11th Floor, New York, NY 10020, Attn: Secretary.

17

GLOBAL PARTNER ACQUISITION CORP.

Vote Your Proxy by mail:  Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☐

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES AND “FOR” PROPOSAL TWO.

1	To elect two Class I Directors to serve on the Company’s Board of Directors until the 2018 annual meeting of stockholders or until their successors are elected and qualified.

Election of Class I Directors: Pano Anthos and Jeffrey Weiss

For All ☐	Withhold All ☐	For All Except* ☐

*	Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.

2	Ratification of the selection by the Audit Committee of Withum Smith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2016

For ☐	Against ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature	Date , 2016

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

GLOBAL PARTNER ACQUISITION CORP.
1 Rockefeller Plaza, 11th Floor
New York, New York 10020

December 19, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
GLOBAL PARTNER ACQUISITION CORP.

The undersigned hereby appoints William Kerr and Paul Zepf, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of Global Partner Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on November 15, 2016 at the Annual Meeting of Stockholders to be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York on December 19, 2016, at 10:00 a.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE AND “FOR” PROPOSAL TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

GLOBAL PARTNER ACQUISITION CORP.

This Proxy Statement and the 2015 Annual Report on Form 10-K are available at:

http://globalpartnerac.com/investor-information/annual-meeting